Exhibit 10.6

The Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement

Zhejiang Mengxiang Consulting Services Co., Ltd.

And

Liandu Foreign Languages School,

the Kindergarten of Liandu Foreign Languages School,

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

November 29, 2018

This Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement (hereinafter referred to this “Supplemental Agreement”) was entered into by the following Parties on November 29, 2018:

Party A：Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of China; Unified Social Credit Code: XXXXXX; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone, Lijing Ethnic Industrial Zone, Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as “WFOE”) .

Party B: Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School, and the Kindergarten of Liandu Foreign Languages School.

In this Supplemental Agreement, WFOE, Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School, and the Kindergarten of Liandu Foreign Languages School are collectively referred to as the “Parties”, or individually referred to as a “Party”.

Considering the Kindergarten of Liandu Foreign Languages School is no longer listed in the domestic affiliates of the proposed listing, the Parties agree as follows through negotiation:

1. The Parties unanimously agree that, from the date hereof, the Kindergarten of Liandu Foreign Languages School shall cease to be a party to the Exclusive Technical Service and Business Consulting Agreement (the “Original Exclusive Technical Service and Business Consulting Agreement”) executed by the Parties on October 13, 2018; and the Original Exclusive Technical Service and Business Consulting Agreement should not be legally binding to the Kindergarten of Liandu Foreign Languages School.

(1) The Article V.2 of the Original Exclusive Technical Service and Business Consulting Agreement is revised as follows: For the Service Fees that Liandu Foreign Languages School shall pay to Party A, the Service Fees shall be calculated and confirmed according to the following floating standards: after deducting the necessary costs and expenses required for the business operation of Schools in accordance with the provisions of the PRC laws (the primary calculation results related to necessary costs and expenses shall be put forward by Party B and shall be finally confirmed and determined by Party A), and the tax, the make-up for previous year’s loss (if required by applicable law), allocation of statutory school development fund (if required by applicable law) and other expenses that must be withdrawn according to PRC regulations, the Service Fees shall be equal to the full balance of schools during the current year, but Party A has the right to adjust the amount of Service Fees according to the specific conditions of the service provided to Schools, the operating status of schools and the development needs of schools which, however, shall not exceed the previously agreed limits.

(2) The Kindergarten of Liandu Foreign Languages School shall be deleted from the Annex I of the Original Exclusive Technical Service and Business Consulting Agreement.

2. The Parties agree that the Original Exclusive Technical Service and Business Consulting Agreement shall continue to be valid for all Parties except the Kindergarten of Liandu Foreign Languages School.

3. This Supplemental Agreement shall take effect immediately upon being executed by the Parties. This Supplemental Agreement shall be a part of the Original Exclusive Technical Service and Business Consulting Agreement. In case of any inconsistency between the Original Exclusive Technical Service and Business Consulting Agreement and this Supplemental Agreement, this Supplemental Agreement shall prevail.

4. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Exclusive Technical Service and Business Consulting Agreement.

5. This Supplemental Agreement is drafted in Chinese language in four counterparts, each of which shall be held by each Party to this Supplemental Agreement and has the same legal effect.

(Signature Page Follows)

(This page is the signature page of the Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement, and is left blank intentionally.)

Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

The Kindergarten of Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Mengxiang Consulting Service Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

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